Exhibit 99.4

ACCOUNT CONTROL AGREEMENT

ACCOUNT CONTROL AGREEMENT

December 17, 2008

CITIBANK EUROPE plc, a banking corporation organized and existing under the laws of the Republic of Ireland (the “Secured Party”); FLAGSTONE REASSURANCE SUISSE S.A., a corporation organized and existing under the laws of Switzerland (the “Customer”); and JPMORGAN CHASE BANK, N.A. (the “Bank”) hereby agree as follows:

PREAMBLE

1.
The Bank will establish at the request of the Customer a securities custody account number G-00055 in the name of Customer (the “Account”).  To the extent that cash is credited to the Account, such Account is a deposit account; to the extent that Financial Assets (as defined below) are credited to the Account, such Account is a securities account.

2.	The Customer has granted the Secured Party a security interest in the Account pursuant to agreement.

3.
The Secured Party and the Customer and the Bank, at the request of the Secured Party and the Customer, are entering into this Agreement to provide for the control of the Account and to perfect the security interest of Secured Party in the Account.  It is understood that the Bank has no responsibility with respect to the validity or perfection of the security interest otherwise than to act in accordance with the terms of this Agreement.

DEFINITIONS

As used herein the following terms shall have the following meanings:

Entitlement Holder shall mean a person identified in the records of the Bank as the person having a Security Entitlement against the Bank.

Entitlement Order shall mean a notification communicated to the Bank directing transfer or redemption of a Financial Asset which the Entitlement Holder has a Security Entitlement.

Financial Assets shall mean any securities and other property held in the Account, but does not include any cash, time deposits, or other cash credit balance that may be maintained in the Account.

Pledged Assets shall mean any Financial Assets and any cash, time deposits or other cash credit balance which may be maintained in the Account.

Security Entitlement shall mean the rights and property interest of an Entitlement Holder with respect to a Financial Asset specified in Part 5 of Article 8 of the New York Uniform Commercial Code (the “UCC”).

TERMS

Section 1.  The Account.   Pledged Assets currently maintained in the Account do not reflect any Financial Assets which are registered in the name of the Customer, payable to the Customer’s order, or specifically endorsed to the Customer, which have not been endorsed to the Bank or in blank.  To the Bank’s knowledge, the Security Entitlements arising out of the Financial Assets carried in the Account are valid and legally binding obligations of the Bank, and, except for the claims and interest of the Secured Party and the Customer in the Account (subject to any claim in favor of the Bank permitted under Section 2 hereof), the Bank has not been notified in writing of any claim to or interest in the Account.

Section 2. Pledged Assets. The Secured Party and the Customer agree that all securities that are or will be transferred into the Account as Pledged Assets shall be fully paid for and that all trade settlements of transactions for such securities shall be completed prior to transfer of such securities into the Account as Pledged Assets.  The Bank shall be entitled to reverse any cash credit previously made to the Account due to error or the non-receipt of any income or dividend distribution.

Section 3.  Priority of Lien.  The Bank hereby acknowledges the security interest granted to the Secured Party by the Customer.  The Bank hereby waives and releases all liens, encumbrances, claims and rights of setoff it may have against the Account or any Pledged Assets carried in the Account, except that the Bank shall retain a lien on any Pledged Assets in the Account for the payment of its fees and for the payment of any Pledged Assets credited to the Account for which payment or reimbursement to the Bank has not been made or received.  The Bank will not agree with any third party to comply with Entitlement Orders concerning the Account originated by such third party without the prior written consent of the Secured Party and the Customer.

Section 4.  Control.  The Bank will comply with Entitlement Orders and other directions originated by the Secured Party concerning the Account, including, without limitation, instructions directing disposition of Pledged Assets (including any time deposits and cash balance) in the Account, without further consent by the Customer.  (Exhibit B attached hereto contains the names of persons authorized to give to the Bank Entitlement Orders and other directives regarding the Pledged Assets on behalf of the Secured Party; in addition, Bank shall regard all Entitlement Orders and other directions and instructions, including all Notices of Exclusive Control (defined below), regarding the Pledged Assets which are sent via SWIFT from Secured Party to Bank as duly authorized by the Secured Party.)  Except as otherwise provided by Section 3 above and 5 below, the Bank shall comply with Entitlement Orders and other directions concerning Pledged Assets held in the Account at the direction of the Customer or its authorized representatives, until such time as the Secured Party delivers a written notice to the Bank in the form annexed hereto as Exhibit C, that the Secured Party is thereby exercising exclusive control over the Account (such notice may be referred to herein as the “Notice of Exclusive Control”).  After the Bank receives the Notice of Exclusive Control, it will promptly cease complying with Entitlement Orders or other directions concerning the Account originated by the Customer or its representatives.

Section 5.  Payment of Income; Voting Rights; Withdrawals.  Unless the Bank has received a Notice of Exclusive Control, the Bank shall (a) without further action by the Customer or Secured Party, (i) remit or make available to the Customer all interest, dividends and other income on the Financial Assets in the Account, and (ii) pursuant to the terms of the Account agreement with the Customer, send to the Customer any proxies and other voting rights and corporate actions received by the Bank in respect of the Pledged Assets and follow any instructions and directions from the Customer in respect of such proxies and rights, and (b) comply with each Entitlement Order and other directive received from the Customer.  Irrespective of whether the Bank has received a Notice of Exclusive Control, the parties confirm that all income on the Pledged Assets in the Account is, for tax purposes, income of the Customer, and the Pledged Assets in the Account are assets subject to a security interest in favor of the Secured Party.

Section 6.  Statements, Confirmations and Notices of Adverse Claims.  The Bank will send or make available by electronic means copies of all statements and confirmations concerning the Account to each of the Customer and the Secured Party, at the address set forth in the heading of this Agreement or such other address or location as instructed by the Customer and the Secured Party.  Such statements will include (and will be made available to Customer and Secured Party by secure electronic medium no later than the close of next business day) a previous day’s detailed listing of unaudited valued securities holdings of all Pledged Assets, which listing shall be prepared, updated and available to each of the Grantor and the Secured Party not less frequently than each day the Bank shall be open for commercial banking business (“the Information”).  Bank (a) undertakes to provide a statement of holdings in the Account by 9am GMT each day; (b) shall use its best endeavors to provide the Information no later than 9am GMT daily; and (c) undertakes in any event to provide the Information no later than 9am EST each day.  Such daily statements shall be prepared by the Bank utilizing the same pricing information and sources the Bank generally uses for this purpose and shall be sent by Bank via SWIFT MT 535 or such other secure electronic medium the parties may agree upon from time to time..  The inclusion of a security, cash or other asset in such list of Pledged Assets will constitute a representation and warranty by the Bank that as of the date of such statement it is not aware of any fact which would render the representation in the second sentence of Section 1 untrue with respect to such assets.  If any person notifies the Bank of its assertion of any lien, encumbrance or adverse claim against the Account or in any Financial Asset contained therein, the Bank will promptly notify the Secured Party and the Customer thereof.

Section 7.  Responsibility of the Bank.  The Bank shall have no responsibility or liability to the Secured Party for executing settlements of Financial Assets held in the Account at the direction of the Customer or its authorized representatives, or complying with Entitlement Orders or other directions concerning the Account from the Customer or its authorized representatives, which are received by the Bank before the Bank has received, and had a reasonable opportunity to comply with, a Notice of Exclusive Control.  The Bank shall have no responsibility or liability to the Customer for complying with a Notice of Exclusive Control or complying with Entitlement Orders or other directives concerning the Account originated by the Secured Party.  The Bank shall have no duty to investigate or make any determination as to whether a default exists under any agreement between the Customer and the Secured Party and shall comply with a Notice of Exclusive Control even if it believes that no such default exists.  The Customer and Secured Party represent and warrant to Bank that the Secured Party may issue a Notice of Exclusive Control hereunder without a default existing under any agreement to which the Customer and Secured Party are parties.  This Agreement does not create any obligation or duty for the Bank other than those expressly set forth herein.

Section 8.  Standard of Care.  Notwithstanding any provision contained herein or in any other document or instrument to the contrary, neither the Bank nor any of its officers, employees or agents shall be liable for (i) following the instruction of the Secured Party and (ii) in all other respects, shall not be liable for any action taken or not taken by it (or them) under or in connection with this Agreement, except for the Bank’s (or their) own gross negligence or willful misconduct.  In no event shall the Bank be liable for indirect, special or consequential damages of any kind whatsoever (including lost profits and lost business opportunity) even if it is advised of the possibility of such damages and regardless of the form of action in which any such damages may be claimed.  Without limiting the foregoing, and notwithstanding any provision to the contrary elsewhere, the Bank and its officers, employees and agents.:

a.
shall have no responsibilities, obligations or duties other than those expressly set forth in this Agreement, and no implied duties, responsibilities or obligations shall be read into this Agreement against the Bank; without limiting the foregoing, the Bank shall have no duty to preserve, exercise or enforce rights in the Pledged Assets (against prior parties or otherwise);

b.
may in any instance where the Bank determines that it lacks or is uncertain as to its authority to take or refrain from taking certain action, or as to the requirements of this Agreement under any circumstance before it, delay or refrain from taking action unless and until it has received instructions from the Secured Party or advice from legal counsel (or other appropriate advisor), as the case may be;

c.
so long as it and they shall have acted (or refrained from acting) in good faith, shall not be liable for any error of judgment in any action taken, suffered or omitted by, or for any act done or step taken, suffered or omitted by, or for any mistake of fact or law, unless such action constitutes gross negligence or willful misconduct on its (or their) part;

d.
may consult with legal counsel selected by it (or other experts for the Secured Party or the Customer), and shall not be liable for any action taken or not taken by it or them in good faith in accordance with the advice of such experts;

e.	will not be responsible to the Secured Party for any statement, warranty or representation made by any party other than the Bank in connection with this Agreement;

f.	will have no duty to ascertain or inquire as to the performance or observance by the Customer of any of the terms, conditions or covenants of any security agreement with the Secured Party;

g.
will not be responsible to the Secured Party or the Customer for the due execution, legality, validity, enforceability, genuineness, effectiveness or sufficiency of this Agreement, (provided, however, that the Bank warrants below that the Bank has legal capacity to enter into this Agreement);

h.
will not incur any liability by acting or not acting in reliance upon any notice, consent, certificate, statement or other instrument or writing believed by it or them to be genuine and signed or sent by the proper party or parties;

i.	will not incur liability for any notice, consent, certificate, statement, wire instruction, telecopy, or other writing which is delayed, canceled or changed without the actual knowledge of the Bank;

j.	shall not be deemed to have or be charged with notice or knowledge of any fact or matter unless a written notice thereof has been received by the Bank at the address designated in this Agreement;

k.
shall not be obligated or required by any provision of this Agreement to expend or risk the Bank’s own funds, or to take any action (including but not limited to the institution or defense of legal proceedings) which in its or their judgment may cause it or them to incur or suffer any expense or liability; provided, however, if the Bank elects to take any such action it shall be entitled to security or indemnity for the payment of the costs, expenses (including but not limited to attorneys’ fees) and liabilities which may be incurred therein or thereby, satisfactory to the Bank;

l.
shall not incur any liability for acts or omissions of any domestic or foreign depository or book-entry system for the central handling of Financial Assets or any domestic or foreign custodian or subcustodian; and

m.	shall not be responsible for the title, validity or genuineness of any Financial Asset in or delivered into the Account.

Section 9.  Indemnification of the Bank.

(a)  The Customer agrees to indemnify and hold the Bank and its directors, officers, agents and employees (collectively the “Indemnitees”) harmless from and against any and all claims, liabilities, losses, damages, fines, penalties, and expenses, including out-of-pocket and incidental expenses and legal fees (collectively “Losses”) that may be imposed on, incurred by, or asserted against, the Indemnitees or any of them for following any Entitlement Orders, instructions or other directions upon which the Bank is authorized to rely pursuant to the terms of this Agreement.

(b)  In addition to and not in limitation of paragraph (a) immediately above, the Customer agrees to indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be imposed on, incurred by, or asserted against, the Indemnitees or any of them in connection with or arising out of the Bank’s performance under this Agreement, provided the Indemnitees have not acted with gross negligence or engaged in willful misconduct.

(c)           The Secured Party agrees to indemnify and hold the Indemnitees harmless from and against any and all claims, liabilities, losses, damages, fines, penalties, and expenses, including out-of-pocket and incidental expenses and legal fees (collectively “Losses”) that may be imposed on, incurred by, or asserted against, the Indemnitees or any of them for following any Entitlement Orders, instructions or other directions, originated by the Secured Party and upon which the Bank is authorized to rely pursuant to the terms of this Agreement.

(d)           The foregoing indemnifications shall survive any termination of this Agreement

Section 10.  Compliance with Legal Process and Judicial Orders.  If any Pledged Assets subject to this Agreement are at any time attached or levied upon, or in case the transfer, delivery, redemption or withdrawal of any such Pledged Assets shall be stayed or enjoined, or in the case of any other legal process or judicial order affecting such Pledged Assets, the Bank is authorized to comply with any such order in any matter as the Bank or its legal counsel reasonably deems appropriate.  If the Bank complies with any process, order, writ, judgment or decree relating to the Pledged Assets subject to this Agreement, then the Bank shall not be liable to the Customer or the Secured Party or to any other person or entity even if such order or process is subsequently modified, vacated or otherwise determined to have been without legal force or effect.

Section 11.  Force Majeure.  The Bank shall not be responsible for delays or failures in performance resulting from acts beyond its control.  Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, nationalization, expropriation, currency restrictions, governmental regulations superimposed after the fact, fire, communication line failures, power failures, earthquakes or other disasters.

Section 12.  Representations.  Each of the parties represents and warrants that (i) it is duly incorporated or organized and is validly existing in good standing in its jurisdiction of incorporation or organization, (ii) the execution, delivery and performance of this Agreement and all documents and instruments to be delivered hereunder or thereunder have been duly authorized, (iii) the person executing this Agreement on its behalf has been duly authorized to act on its behalf, (iv) this Agreement constitutes its legal, valid, binding and enforceable agreement, and (v) its entry into this Agreement will not violate any agreement, law, rule or regulation by which it is bound or by which any of its assets are affected.

Section 13.  Customer Agreement. In the event of a conflict between this Agreement and any other agreement between the Bank and the Customer relating to the Account, the terms of this Agreement will prevail, and in all other respects the terms of the other agreement relating to the Account shall apply with respect to any matters not covered by this Agreement.  Regardless of any provision in any such agreement, the State of New York shall be deemed to be the Bank’s location for the purposes of this Agreement and the perfection and priority of the Secured Party’s security interest in the Account.

Section 14.  Termination.  The rights and powers granted herein to the Secured Party have been granted in order to perfect its security interest in the Account, are powers coupled with an interest and will neither be affected by the bankruptcy of the Customer nor by the lapse of time.  The obligations of the Bank under this Agreement shall continue in effect (i) until the security interest of the Secured Party in the Account has been terminated and the Secured Party has notified the Bank of such termination in writing, or (ii) this Agreement is terminated.  Any of the parties may terminate this Agreement upon 30 days’ prior written notice to both of the other parties hereto; provided, however, that any Pledged Assets which have not been released by the Secured Party at or prior to the time of termination shall be transferred to a substitute bank designated by the Customer and acceptable to the Secured Party to be held as collateral pursuant to an account control agreement substantially similar to this Agreement and acceptable to the Secured Party or, if no such agreement shall be agreed upon by the Customer and the Secured Party, then such Pledged Assets shall be transferred to the Secured Party to be held pursuant to the Account Control and Security Agreement between Customer and Secured Party as such agreement may be amended or replaced by the parties thereto from time to time.  The provisions of Sections 7 and 8 shall survive the termination of this Agreement.

Section 15.  Entire Agreement.  This Agreement and the exhibits hereto and the agreements and instruments required to be executed and delivered hereunder set forth the entire agreement of the parties with respect to the subject matter hereof and supersede and discharge all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter and negotiations.  There are no oral conditions precedent to the effectiveness of this Agreement.

Section 16.  Amendments.  No amendment, modification or termination of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by the party to be charged.

Section 17.  Severability.  If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, or the application of such terms or provisions to persons or circumstances, other than those to which it is held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

Section 18.  Successors.  The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 19.  Rules of Construction.  In this Agreement, words in the singular number include the plural, and in the plural include the singular; words of the masculine gender include the feminine and the neuter, and when the sense so indicates words of the neuter gender may refer to any gender and the word “or” is disjunctive but not exclusive.  The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience.  They do not define, limit or describe the scope or intent of the provisions of this Agreement.

Section 20.  Notices.  Any notice, request, entitlement Order or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means (acceptable to the Bank, if to the Bank) and electronic confirmation of error free receipt is received, or after being sent by certified or registered United States mail, return receipt requested, postage prepaid:

If to the Bank:

JPMORGAN CHASE BANK, N.A.
North American Insurance – Client Services
4 New York Plaza – 15th Floor
New York, NY  10004 USA

Attention: Herbert E. Spaulding, Jr.
Telephone: +1 212 623 3000
Telecopier: +1 212 623 3145

If to the Customer:

FLAGSTONE REASSURANCE SUISSE S.A.
Rue du College 1,
CH-1920,
Martigny,
Switzerland

Attention: Patrick Boisvert
Telephone:+41 27 721 08 57
Telecopier:+41 27 721 0011

If to the Secured Party:

CITIBANK EUROPE PLC
Insurance Letter of Credit Department
1 North Wall Quay
IFSC
Dublin 1
Ireland

Attention:  Peadar Mac Canna
Telephone: +353 1 622 4567

with a copy to:

Citicorp North America, Inc.
3800 Citibank Center
Tampa FL 33610

Section 21.  Counterparts.  This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

Section 22.  Choice of Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to laws as to conflicts of laws, and shall be binding on the parties hereto and their respective successors and assigns.

Section 23.  Fees.  The Customer shall pay to the Bank the compensation agreed upon in writing from time to time and any other includable expenses incurred in connection herewith.

Section 24.  Consent to Jurisdiction and Service.  This Agreement shall be deemed to have been made in New York County, New York, regardless of the order in which the signatures of the parties shall be affixed hereto.  The Secured Party and the Customer each hereby absolutely and irrevocably consents and submits to the jurisdiction of the courts of the State of New York and of any Federal court located in the County and State of New York in connection with any actions or proceedings brought against the Secured Party or the Customer by the Bank or by the Secured Party or the Customer against the Bank and arising out of or relating to this Agreement.  Each party hereto hereby irrevocably waives any objection on the grounds of venue, forum non conveniens, or any similar grounds, and irrevocably consents to service of process by mail or in any other manner permitted by New York law, and irrevocably waives its right to any jury trial.

IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the date set forth above.

CITIBANK EUROPE PLC
(Secured Party)

By:     /s/ Mary O'Neill

Name:   Mary O'Neill

Title:

FLAGSTONE REASSURANCE SUISSE S.A.
(Customer)

By:     /s/ Patrick Boisvert

Name:   Patrick Boisvert

Title:     Chief Financial Officer

                                JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By:     /s/ George S. Snyder

Name:   George S. Snyder

Title:      Vice President

EXHIBIT B

List of names of signers on behalf of Secured Party

Names of persons authorized to give to the Bank entitlement orders and other directives regarding the Pledged Assets on behalf of the Secured Party.

(In addition to the persons named below, Bank shall regard all Entitlement Orders and other directions, including all Notices of Exclusive Control (defined below), regarding the Pledged Assets which are sent via SWIFT from Secured Party to Bank as duly authorized by the Secured Party.)

PEADAR MAC CANNA
MARY O’NEILL
PHIL ARCH
SHAILESH RAUT
PAUL GREENE
AJAY KUMAR
RICHARD BLASZKOWSKI
JONATHAN PASQUILL
ANDY FOWLER

EXHIBIT C

[to be placed on Secured Party’s Letterhead]

NOTICE OF EXCLUSIVE CONTROL

                                               ________________, 200__

JPMorgan Chase Bank, N.A.
[Address]________________
________________________
________________________
Attention:________________

Re:
Account Control Agreement dated as of October    , 2008____ (the “Agreement”), among CITIBANK EUROPE PLC, as Secured Party, FLAGSTONE REASSURANCE SUISSE S.A., as Customer, and JPMorgan Chase Bank, N.A., as Bank, relating to Securities Account No.__________

Ladies and Gentlemen:

This constitutes the Notice of Exclusive Control referred to in the above referenced Agreement.

CITIBANK EUROPE PLC

By:_____________________
   Name:
      Title: